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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 30, 1999


                            WINSLOEW FURNITURE, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


                0-25246                                  63-1127982
       (Commission File Number)             (I.R.S. Employer Identification No.)


            160 VILLAGE STREET
            BIRMINGHAM, ALABAMA                             35242
  (Address of principal executive offices)                (Zip Code)


                                 (205) 408-7600
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On March 30, 1999, WinsLoew Furniture, Inc. ("WinsLoew") and Trivest Furniture Corporation (the "Purchaser"), a Florida corporation formed by Earl W. Powell of Trivest, Inc., who is also the Chairman of WinsLoew's Board of Directors, amended their Agreement and Plan of Merger to, among other things, (i) increase the per share cash purchase price from $30.00 per share to $33.00 per share,
(ii) increase the "break-up" fee, and (iii) eliminate the Purchaser's financing condition. The amendment to the Agreement and Plan of Merger was approved by WinsLoew's board of directors, as well as the Special Committee of the Board appointed to evaluate the initial Trivest proposal and possible strategic alternatives.

Pursuant to the amended agreement, the proposed merger is subject, among other things, to (i) shareholder approval and (ii) compliance with all applicable regulatory and governmental requirements. Accordingly, there can be no assurance that the Trivest merger will be consummated.

         The foregoing is qualified in its entirety by reference to the text of the Amended and Restated Agreement and Plan of Merger and WinsLoew's press release dated March 31, 1999, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)       Exhibits

        EXHIBIT NO.              DESCRIPTION
        -----------              -----------

            2.1 Amended and Restated Agreement and Plan of Merger dated as of March 30, 1999 between WinsLoew Furniture, Inc. and Trivest Furniture Corporation.


           99.1               Press Release of WinsLoew Furniture, Inc. dated
                              March 31, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WINSLOEW FURNITURE, INC.

Date:  April 1, 1999                  By: /s/ Bobby Tesney
                                          --------------------------------
                                          Bobby Tesney
                                          President and Chief Executive Officer





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                                INDEX TO EXHIBITS


  EXHIBIT NO.                         DESCRIPTION
  -----------                         -----------

    2.1 Amended and Restated Agreement and Plan of Merger dated as of March 30, 1999 between WinsLoew Furniture, Inc. and Trivest Furniture Corporation.*

   99.1          Press Release of WinsLoew Furniture, Inc. dated March 31, 1999.






















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*        The schedules thereto have not been filed herewith. The Registrant agrees to furnish copies of such schedules supplementally to the Commission upon request.




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